Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 27, 2017 to the Credit Agreement referenced below is by and among AAC Holdings, Inc., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacities as Administrative Agent, Swingline Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a credit facility has been extended to the Borrower pursuant to the terms of that certain Credit Agreement dated as of March 9, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of June 16, 2015, that certain Second Amendment to Credit Agreement and Waiver dated as of October 2, 2015, that certain Third Amendment to Credit Agreement and Lender Joinder Agreement dated as of July 13, 2016 and as further amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders, the Swingline Lender, the L/C Issuer and the Administrative Agent; and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to (a) amend the maximum permitted Consolidated Total Leverage Ratio and (b) adjust certain add-backs to Consolidated EBITDA; and

WHEREAS, the Lenders have agreed to provide such requested amendments subject to the terms and conditions herein, including, among other things, an adjustment to the Applicable Rate;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

3. Amendments to Credit Agreement.

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Applicable Rate” means, for any day, the rate per annum set forth below opposite the applicable Pricing Level then in effect (based on the Consolidated Total Leverage Ratio), it being understood that the Applicable Rate for (a) Revolving Loans that are Base Rate Loans shall be the percentage set forth under the column “Base Rate”, (b) Revolving Loans that are Eurodollar Rate Loans shall be the percentage set forth under the column “Eurodollar Rate & Letter of Credit Fee”, (c) that portion of the Term Loan comprised of Base Rate Loans shall be the percentage set forth under the column “Base Rate”, (d) that portion of the Term Loan comprised of Eurodollar Rate Loans shall be the percentage set forth under the column “Eurodollar Rate & Letter of Credit Fee”, (e) the Letter of Credit Fee shall be the percentage set forth under the column, “Eurodollar Rate & Letter of Credit Fee”, and (f) the Commitment Fee shall be the percentage set forth under the column “Commitment Fee”:

Pricing Level	Consolidated Total Leverage Ratio	Eurodollar Rate Loans and Letter of Credit Fee	Base Rate Loans	Commitment Fee
1	≥4.00:1.00	3.75%	2.75%	0.60%
2	≥3.50:1.00 but <4.00:1.00	3.25%	2.25%	0.50%
3	≥3.00:1.00 but < 3.50:1.00	3.00%	2.00%	0.45%
4	≥2.50:1.00 but < 3.00:1.00	2.75%	1.75%	0.40%
5	≥2.00:1.00 but < 2.50:1.00	2.50%	1.50%	0.35%
6	< 2.00:1.00	2.25%	1.25%	0.35%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 1 shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, (a) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (b) the Applicable Rate shall be as set forth in Level 1 from the Fourth Amendment Effective Date until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) for the fiscal year ending December 31, 2016 to the Administrative Agent. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued.

The Applicable Rate for any Additional Term Loan shall be as set forth in Additional Term Loan Lender Joinder Agreement.

(b) The definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement is amended by (i) deleting the “and” before clause (xi) and (ii) adding the following language after the end of clause (xi) “; and (xii) cost savings of the Loan Parties in connection with employee workforce reductions in the amount of (A) for the period of four fiscal quarters ending March 31, 2017, $6,964,620, (B) for the period of four fiscal quarters ending June 30, 2017, $4,811,972, (C) for the period of four fiscal quarters ending September 30, 2017, $2,635,097, (D) for the period of four fiscal quarters ending December 31, 2017, $458,222 and (E) for the period of four fiscal quarters ending March 31, 2018 and thereafter, $0”.

(c) A new definition of “Fourth Amendment Effective Date is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Fourth Amendment Effective Date” means February 27, 2017.

(d) Section 7.11(a) of the Credit Agreement is amended by replacing the table set forth therein as follows:

Measurement Period Ending	Maximum Consolidated Total Leverage Ratio
March 31, 2015	4.50:1.00
June 30, 2015	4.50:1.00
September 30, 2015	4.50:1.00
December 31, 2015	4.50:1.00
March 31, 2016	4.50:1.00
June 30, 2016	4.25:1.00
September 30, 2016	4.25:1.00
December 31, 2016	4.25:1.00
March 31, 2017	4.25:1.00
June 30, 2017	4.25:1.00
September 30, 2017	4.25:1.00
December 31, 2017 and each fiscal quarter thereafter	4.00:1.00

4. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:

(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

(b) Receipt by the Administrative Agent, for the account of each Lender that consents to this Amendment on or before February 24, 2017, an amendment fee in an amount equal to 0.15% of the sum of (x) the aggregate amount of such consenting Lender’s Revolving Commitment plus (y) the aggregate outstanding principal amount of the Term Loans held by such consenting Lender, in each case as of the effective date of this Amendment. Such amendment fee shall be due and payable in full on the date hereof.

5. Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each Loan Party hereby represents and warrants to the Administrative Agent, each Lender, the Swingline Lender and the L/C Issuer that, after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (ii) for representations and warranties that may have become untrue or inaccurate solely because of changes permitted by the terms of the Credit Agreement and (b) no Default or Event of Default exists.

7. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or form of electronic attachment (e.g., “.pdf”) shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

11. Fees and Expenses. The Loan Parties agree to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

12. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AAC HOLDINGS, INC., a Nevada corporation

	By:	/s/ Kirk R. Manz
Name: Kirk R. Manz
Title: Chief Financial Officer

GUARANTORS:

AMERICAN ADDICTION CENTERS, INC.,

a Nevada corporation

FORTERUS HEALTH CARE SERVICES, INC.,

a Delaware corporation

SAN DIEGO ADDICTION TREATMENT CENTER, INC.,

a Delaware corporation

B&B HOLDINGS INTL LLC,

a Florida limited liability company

GREENHOUSE TREATMENT CENTER, LLC,

a Texas limited liability company

CONCORDE TREATMENT CENTER, LLC,

a Nevada limited liability company

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

RECOVERY FIRST OF FLORIDA, LLC,

a Delaware limited liability company

RI – CLINICAL SERVICES, LLC,

a Delaware limited liability company

NEW JERSEY ADDICTION TREATMENT CENTER, LLC,

a Delaware limited liability company

BEHAVIORAL HEALTHCARE REALTY, LLC,

a Delaware limited liability company

CONCORDE REAL ESTATE, LLC,

a Nevada limited liability company

GREENHOUSE REAL ESTATE, LLC,

a Texas limited liability company

BHR ALISO VIEJO REAL ESTATE, LLC,

a Delaware limited liability company

BHR RINGWOOD REAL ESTATE, LLC,

a Delaware limited liability company

BHR OXFORD REAL ESTATE, LLC, a Delaware limited liability company

OXFORD TREATMENT CENTER, LLC, a Delaware limited liability company

SOBER MEDIA GROUP, LLC, a Delaware limited liability company

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

RIVER OAKS TREATMENT CENTER, LLC, a Delaware limited liability company

LAGUNA TREATMENT HOSPITAL, LLC, a Delaware limited liability company

SOLUTIONS TREATMENT CENTER, LLC, a Delaware limited liability company

TOWNSEND TREATMENT CENTER, LLC, a Delaware limited liability company

By:	/s/ Kirk R. Manz
Name: Kirk R. Manz
Title: Chief Financial Officer

FITRX, LLC,

a Tennessee limited liability company

AAC LAS VEGAS OUTPATIENT CENTER, LLC,

a Delaware limited liability company

AAC DALLAS OUTPATIENT CENTER, LLC,

a Delaware limited liability company

ADDICTION LABS OF AMERICA, LLC,

a Delaware limited liability company

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

By:	American Addiction Centers, Inc.,
its sole member

By:	/s/ Kirk R. Manz
Name: Kirk R. Manz
Title: Chief Financial Officer

SINGER ISLAND RECOVERY CENTER LLC, a Florida limited liability company

By:	B&B HOLDINGS INTL LLC,
its sole member

By:	/s/ Kirk R. Manz
Name: Kirk R. Manz
Title: Chief Financial Officer

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company

By:	Behavioral Healthcare Realty, LLC, its sole member

By:	/s/ Kirk R. Manz
Name: Kirk R. Manz
Title: Chief Financial Officer

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

CLINICAL REVENUE MANAGEMENT SERVICES, LLC, a Tennessee limited liability company

By:	American Addiction Centers, Inc.,
its sole member

By:	/s/ Kirk R. Manz
Name: Kirk R. Manz
Title: Chief Financial Officer

TAJ MEDIA LLC, a California limited liability company REFERRAL SOLUTIONS GROUP, LLC, a California limited liability company

By:	Sober Media Group, LLC, its sole member

By:	/s/ Kirk R. Manz
Name: Kirk R. Manz
Title: Chief Financial Officer

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

RECOVERY BRANDS, LLC, a California limited liability company

	By:	Referral Solutions Group, LLC, its sole member

	By:	/s/ Kirk R. Manz
Name: Kirk R. Manz
Title: Treasurer

SAN DIEGO PROFESSIONAL GROUP, P.C., a California professional corporation

PALM BEACH PROFESSIONAL GROUP, PROFESSIONAL CORPORATION, a Florida professional corporation

LAS VEGAS PROFESSIONAL GROUP – CALARCO, P.C., a Nevada professional corporation

BRENTWOOD PROFESSIONAL GROUP, P.C., a Tennessee professional corporation

GRAND PRAIRIE PROFESSIONAL GROUP, P.A., a Texas professional association

OXFORD PROFESSIONAL GROUP, P.C., a Mississippi professional corporation

By:	/s/ Mark A. Calarco
Name: Mark A. Calarco
Title: Secretary

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

AAC HEALTHCARE NETWORK, INC., a Delaware corporation

By:	AAC Holdings, Inc., its sole stockholder

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Erik M. Truette
Name: Erik M. Truette
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ H. Hope Walker
Name: H. Hope Walker
Title: Vice President

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Jared Cohen
Name: Jared Cohen
Title: Vice President

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Joshua Hovermale
Name: Joshua Hovermale
Title: Director

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Alexander L. Rody
Name: Alexander L. Rody
Title: Senior Vice President

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

RELIANT BANK, as a Lender

By:	/s/ Stephen Fawehinmi
Name: Stephen Fawehinmi
Title: Vice President

TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ Leslie Tieszen
Name: Leslie Tieszen
Title: Senior Vice President

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

WHITNEY BANK, as a Lender

By:	/s/ Dwight Seeley
Name: Dwight Seeley
Title: Senior Vice President

CAPITAL BANK CORPORATION, as a Lender

By:	/s/ Rebecca L. Hetzer
Name: Rebecca L. Hetzer
Title: Senior Vice President

FRANKLIN SYNERGY BANK, as a Lender

By:	/s/ Timothy B. Fouts
Name: Timothy B. Fouts
Title: Executive Vice President

AAC HOLDINGS, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT